UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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Current Report

Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

FEBRUARY 2, 2026

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EMPIRE PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	001-16653	73-1238709
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2200 S. Utica Place, Suite 150, Tulsa, Oklahoma   74114

(Address of Principal Executive Offices)       (Zip Code)

Registrant’s telephone number, including area code:   (539) 444-8002

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.001 par value	EP	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On February 2, 2026, Empire Petroleum Corporation (the “Company”) announced the launch of a $6.0 million registered rights offering. Under the terms of the rights offering, the Company will grant, at no charge, to each stockholder as of the close of business on the record date of February 2, 2026, one non-transferable subscription right for each whole share of common stock owned by that stockholder on the record date. Each subscription right will entitle a rights holder to purchase 0.057 shares of the Company’s common stock at a subscription price equal to $2.99 per whole share (subject to rounding down to avoid the issuance of fractional shares). The rights offering will also include an oversubscription privilege, which will entitle stockholders who fully exercise their subscription rights the right to purchase at the same exercise price additional shares of common stock in the rights offering that other stockholders do not purchase, subject to availability and pro-rata allocation of shares among rights holders exercising such oversubscription privilege. No fractional shares of common stock will be issued in the rights offering. The subscription rights will expire if they are not exercised by 5:00 p.m. Eastern time on February 27, 2026 (unless extended). More details of the rights offering are set forth in a prospectus supplement dated and filed with the U.S. Securities and Exchange Commission on February 2, 2026.

Certain documents related to the rights offering are filed as Exhibits 99.1 through 99.5 hereto. In addition, on February 2, 2026, the Company issued a press release announcing the commencement of the rights offering. A copy of the press release is filed as Exhibit 99.6 hereto.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any offer, solicitation or sale of securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed or furnished herewith.

Exhibit Number	Description
5.1	Opinion of Porter Hedges LLP
99.1	Form of Rights Certificate
99.2	Form of Letter to Stockholders who are Record Holders
99.3	Form of Letter to Stockholders who are Nominee Holders
99.4	Form of Letter to Clients of Stockholders who are Nominee Holders
99.5	Form of Beneficial Owner Election Form
99.6	Press release dated February 2, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE PETROLEUM CORPORATION
Date: February 2, 2026	By:	/s/ Michael R. Morrisett
Michael R. Morrisett President and Chief Executive Officer

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